SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 22, 1997
(Date of earliest event reported)

Commission File No. 333-21263





                           Norwest Asset Securities Corporation
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        Delaware                                        52-1972128
(State of Incorporation)                   (I.R.S. Employer Identification No.)
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7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------
    (99)                                       Collateral Term Sheets
                                               prepared by Norwest Asset
                                               Securities Corporation in
                                               connection with Norwest
                                               Asset Securities Corporation,
                                               Mortgage Pass-Through
                                               Certificates, Series 1997-19

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION


October 22, 1997

                                   By:   /s/ B. David Bialzak
                                         ---------------------
                                         B. David Bialzak
                                         Vice President

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.               Description                         Electronic (E)
-----------               -----------                         --------------

   (99)                   Collateral Term Sheets                        P
                          prepared by Norwest
                          Asset Securities
                          Corporation in connection
                          with Norwest Asset
                          Securities Corporation, Mortgage
                          Pass-Through Certificates, Series 1997-19